EXHIBIT 99.2
MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:		Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
03-2985 WEE		03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	October 1, 2003	to	October 31, 2003

This Report is Due 15 Days After the End of the Month.
Mark One Box For Each Required Report/Document

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	November 14, 2003	Debtor(s):	Mississippi Chemical Corporation

		By:	/s/ Mickey W. Crane
Mickey W. Crane

		Position:	Director of Accounting

		Phone:	662.746.4131

FORM 2-A

MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,404	34,785	42,548	35,868	43,866
Inventories:
Finished products	39,612	44,783	29,121	32,294	20,802	20,388	24,000
Raw materials	5,958	6,660	6,415	5,582	6,761	6,502	5,508
Replacement Parts	31,991	31,195	30,750	30,957	30,773	30,568	31,190
Prepaid expenses and other current assets	7,801	9,199	5,039	11,573	10,894	11,791	11,997
Deferred income taxes	5,388	6,474	3,112	3,177	3,182	3,151	3,529
Total current assets	132,784	142,339	136,942	140,483	130,573	119,037	122,913

Investments in affiliates	110,706	111,126	111,441	112,872	114,408	111,995	111,352
Assets held for sale						35,299	35,378
Other assets	26,688	27,738	10,345	9,599	8,852	8,258	7,562
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	289,362	288,215	285,623	215,265	214,027
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Long-term debt due within one year		$ -	$ -	$ -	$ -	$ -	$ 2,500
Accounts payable	$ (0)	12,276	15,736	25,579	20,670	17,994	17,660
Accrued liabilities	614	1,780	4,633	4,826	6,868	6,900	6,604
Deferred income taxes	0	0	0	(0)	(0)	0	(0)
Total current liabilities	614	14,056	20,369	30,405	27,539	24,894	26,765

Liabilities Subject to Compromise:
Secured	159,033	159,729	158,423	158,423	158,423	158,424	158,424
Priority	11,063	9,566	10,092	10,092	10,092	10,092	10,092
Unsecured	300,030	301,021	239,040	238,120	237,491	237,050	237,042
	470,126	470,316	407,555	406,636	406,007	405,567	405,559

Long-term debt			(0)	(0)	(0)	(0)	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	37,434	36,811	36,158	36,091
Deferred income taxes			26,518	24,151	21,342	6,074	6,059

Shareholders' equity:
Common stock	280	280	280	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063	306,063	306,063	306,063
Retained earnings	(196,012)	(200,050)	(209,046)	(213,175)	(217,953)	(248,461)	(248,439)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)	(12,159)	(12,245)	(12,671)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	56,776	52,543	47,757	17,163	16,759
	$ 568,014	$ 576,846	$ 548,090	$ 551,169	$ 539,455	$ 489,855	$ 491,232	$ -	$ -	$ -

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,987	$ 28,258	$ 37,016	$ 33,759	$ 41,209
Other revenue	1,331	184	508	434	355	366	381
	381,039	18,834	46,494	28,692	37,371	34,126	41,590

Operating expenses:
Cost of products sold	368,401	20,813	43,102	27,856	36,771	36,333	35,286
Selling, general and administrative	28,082	1,828	1,815	2,619	2,058	2,189	2,090
Impairment of long-lived assets	70,889	-	4,229	-	-	-	-
Idle plant cost	14,107	358	2,629	3,228	3,400	4,216	1,085
	481,480	23,000	51,774	33,702	42,228	42,739	38,462

Operating income	(100,441)	(4,166)	(5,279)	(5,010)	(4,858)	(8,613)	3,128

Other expense (income):
Interest, net	26,475	1,741	918	1,897	1,737	1,711	1,840
Other	(5,023)	191	(232)	(245)	(271)	(138)	(133)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(5,965)	(6,662)	(6,324)	(10,186)	1,422

Reorganization items:
Legal & professional fees	2,794	-	821	(307)	1,056	1,199	764
Financing fees	-	-	-	-	-	-	-
Bankruptcy trustee fees	-	-	-	57	12	79	(3)
Settlements with customers and vendors	-	-	-	-	-	-	-
Impairment of long-lived assets						34,197
Rejected executory contracts	-	-	-	-	-	-	-
	2,794	-	821	(250)	1,068	35,475	1,530

(Loss) income before income taxes	(124,687)	(6,097)	(6,786)	(6,412)	(7,392)	(45,660)	(108)

Income tax (benefit) expense	(31,908)	(2,059)	2,210	(2,283)	(2,614)	(15,152)	(131)

Net (loss) income	$ (92,779)	$ (4,038)	$ (8,996)	$ (4,129)	$ (4,778)	$ (30,508)	$ 23

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04	05/31/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823

Operating Receipts
Deposits	17,576	37,356	51,814	31,734	48,938	39,347
Intercompany Transfers	28,352	41,478	45,360	41,294	95,295	84,088
Total Cash Receipts	45,928	78,834	97,175	73,028	144,233	123,434	-	-	-	-	-	-	-

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210	13,942	22,329	14,616
Natural Gas	9,322	9,867	8,904	5,764	11,100	14,374
Payroll & Benefits	2,409	4,888	3,829	3,915	3,745	5,790
Utilities			1,211	1,583	2,520	2,000
Interest		2,412	1,044	-	2,227	1,042
Delivery & Storage		2,988	2,960	3,098	2,139	3,351
Operating &Maintenance Materials			1,811	1,121	1,992	1,622
Taxes, Licenses, Duties, etc.	809	3,094	1,423	2,065	1,965	2,237
Reorganization	698	-	373	583	1,252	1,682
Capital Expenditures		527	970	727	1,094	686
Chemicals			835	801	859	563
Insurance			197	3,580	629	1,055
Trustee Fees			57	12	1	76
Intercompany Payments	28,352	41,478	45,360	41,294	95,295	84,088
Other	837	2,553	998	802	1,446	1,293
Total Operating Disbursements	46,146	75,782	82,182	79,287	148,593	134,475	-	-	-	-	-	-	-

Net Cash Flows from Operations	(218)	3,052	14,993	(6,260)	(4,360)	(11,041)	-	-	-	-	-	-	-

Negative Cash Balance Reclassified to Payables	532	608	1,021	(241)	(485)	595

Net DIP Advances (Payments)		-	-	-	-	2,500

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115	$ 15,614	$ 10,769	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823	$ 2,823

Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500
Net DIP Advances (Payments)	-	-	-	-	-	2,500	-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	2,500	2,500	2,500	2,500	2,500	2,500	2,500	2,500
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500	$ 2,500

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750
Estimated	56,500	12,250	60,250	16,000	1,750	76,250
Payment			(56,500)	(12,250)	(500)	(76,000)
Ending Balance	$ 56,500	$ 68,750	$ 72,500	$ 76,250	$ 77,500	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750	$ 77,750

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: October 1, 2003 to October 31, 2003

	Case Numbers=>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 10,769	$ 10,740	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ (0)

Operating Receipts
Deposits	39,347	1,886			22,618		6,516	6,655			1,671
Intercompany Deposits	84,088	36,088	3,607	8,274	18,257	71	6,855	4,119	5	6,373	439
Total Cash Receipts	123,434	37,974	3,607	8,274	40,875	71	13,372	10,774	5	6,373	2,110

Operating Disbursements:
Raw Material Purchases	14,616	6,551	3,300	8	111		4,644			3
Natural Gas	14,374	900		7,511			118	864		4,980
Payroll & Benefits	5,790	5,083		12			48	589	1	59
Utilities	2,000	67		60		1	682	430	5	525	229
Interest	1,042	1,042
Delivery & Storage	3,351	304	295	116	1,310	24	489	773		1	38
Operating & Maintenance Materials	1,622	5		281	0	14	311	881	1	64	66
Taxes, Licenses, Duties, etc.	2,237	1,750	1	35	37	1	32	283		98
Reorganization	1,682	1,682
Capital Expenditures	686			3			359	83		212	30
Chemicals	563			83			245	163		67	5
Insurance	1,055	1,047						9
Trustee Fees	76	10	10	8	10	4	10	10	1	10	4
Intercompany Payments	84,088	29,302			39,505		6,510	6,660		439	1,671
Other	1,293	502		186	115	27	112	190	0	109	51
Total Operating Disbursements	134,475	48,244	3,606	8,303	41,088	71	13,560	10,935	8	6,566	2,094

Net Cash Flows from Operations	(11,041)	(10,271)	1	(29)	(213)	0	(189)	(161)	(2)	(193)	16

Negative Cash Balance Reclassified to Payables	595	(174)	(1)	29	213	(0)	189	160	2	193	(16)

Net DIP Advances (Payments)	2,500	2,500

Ending Cash Balances	$ 2,823	$ 2,796	$ -	$ 1	$ 0	$ (0)	$ 6	$ 11	$ 0	$ 8	$ 0
	$ 2,823	$ 2,796	$ -	$ 1	$ (0)	$ -	$ 6	$ 11	$ -	$ 8	$ 0
	$ 0	$ 0	$ -	$ (0)	$ (0)	$ 0	$ 0	$ (0)	$ (0)	$ 0	$ 0
Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	2,500	2,500	-		-	-	-	-	-	-	-
DIP Balance, Ending	2,500	2,500	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ 2,500	$ 2,500	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 4, 2003	$ 134,475	$ 48,244	$ 3,606	$ 8,303	$ 41,088	$ 71	$ 13,560	$ 10,935	$ 8	$ 6,566	$ 2,094

Trustee Fees (Dollars):
Beginning Balance	$ 77,500	$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 3,250	$ 10,000	$ 10,000	$ 500	$ 10,000	$ 3,750
Estimated	76,250	10,000	8,000	10,000	10,000	500	10,000	10,000	250	10,000	7,500
Payment	(76,000)	(10,000)	(10,000)	(8,000)	(10,000)	(3,750)	(10,000)	(10,000)	(500)	(10,000)	(3,750)
Ending Balance	$ 77,750	$ 10,000	$ 8,000	$ 12,000	$ 10,000	$ -	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 7,500

FORM 2-E-1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: October 1, 2003 to October 31, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	0	0
FUTA	(2)	(2)
SIT	209	209
SUTA	(11)	(11)
Other	2,107	2,107
A/P Trade	6,413	6,413
A/P Received not paid	2,004	2,004
A/P Consignment parts	(118)	(118)
A/P Freight	701	701
A/P Contract retention	206	206
A/P Competitive discounts	46	46
A/P Medical claims - IBNR	(31)	(31)
A/P Other	9,202	9,202
Employee benefits & withholdings	(376)	(376)
Accrued taxes - Federal & State	46	46
Accrued interest	1,068	1,068
Closure cost - Current	2,800	2,800
	$ 24,265	$ 24,265	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 41,936	32,538	8,946	91	361
A/R Miscellaneous Billings	552	395	80	2	74
A/R Other	1,342	1,342
A/R Affiliates	34	34
Notes Receivable-Employees	2	2
	$ 43,866	$ 34,312	$ 9,025	$ 93	$ 436

FORM 2-E-2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: October 1, 2003 to October 31, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

Workers' Compensation	National Union/Alembic Captive	Statutory	07/01/04	Yes
	Arthur J. Gallagher & Co.	$ 1,000,000

General Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Automobile Liability	National Union/Alembic Captive	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Pollution Legal Liability	American International SLIC	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Maritime Liability	American Home Assurance Company	$ 2,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Foreign Casualty Package	ACE	$ 1,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Directors & Officers Liability	Federal Insurance Company	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Excess Directors & Officers Liability	XL	$ 7,500,000	07/15/04	Yes
Marsh, Chicago

Fiduciary Liability	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Excess Liability (1st Layer)	National Union Fire insurance Company	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (2nd Layer)	ACE	$ 25,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Excess Liability (3rd Layer)	AWAC	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)

Excess Liability (4th Layer)	Starr Excess	$ 50,000,000	07/01/04	Yes
Arthur J. Gallagher & Co.

Property/Time Element Insurance	Lloyd's of London and others	$300,000,000	07/01/04	Yes
Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions

Transit Insurance	St. Paul Fire & Marine Insurance Company	$ 9,000,000	Until Cancelled	Yes
Marsh, Chicago

Crime Insurance	Federal Insurance Company	$ 5,000,000	07/15/04	Yes
Marsh, Chicago

Special Crime Insurance	Federal Insurance Company	$ 10,000,000	07/15/04	Yes
Marsh, Chicago

Political Risk	Lloyd's of London and others	$292,506,612	07/01/05	Yes
Arthur J. Gallagher & Co.

FORM 2-E-3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: October 1, 2003 to October 31, 2003
Case Number: 03-2984WEE

DISCUSSION

A

On October 2, 2003, the Court approved certain amendments to the Interim Credit Facility to permit borrowings up to $32.5 million (the "DIP Credit Facility"). Outstanding amounts as of October 31, 2003 totaled $2,500,000.

B

On October 8, 2003, we signed a Stalking Horse Agreement with Koch Nitrogen Company ("Koch") to sell our interest in Point Lisas Nitrogen for an estimated cash amount of $92.0 million. On October 10, 2003, we filed motions with the Court seeking to approve the Stalking Horse Agreement and the auction and bid procedures for an auction of our Point Lisas Nitrogen interests to be sold in December 2003. On November 6, 2003, the Court approved our request and set the auction date for December 12, 2003. If Koch is not the successful bidder at the auction, Koch will be entitled to an estimated break-up fee of approximately $3.8 million. At September 30, 2003, our investment in Point Lisas Nitrogen was $104.3 million. The outcome of the Stalking Horse Agreement with Koch is dependent on the completion and Court approval of the bid and auction process. Due to uncertainties surrounding our recovering the recorded carrying amount of our interest in Point Lisas Nitrogen, we have not recorded our share, approximately $2.4 million, of Point Lisas Nitrogen's earnings for the quarter ended September 30, 2003.

FORM 2-E-4